EXHIBIT
                                      10.4



                              E.A.J. Echelon, Inc.,
                            t/a Eat at Joe's Express
           The Mall at Echelon - Vorhees, Now Jersey - Camden County
                                 468 Square Feet
                               Echelon Mall, Inc.
                                 An Affiliate of
                                The Rouse Company
                               Mary E.A. Olivieri
                          10275 Little Patuxent Parkway
                          Columbia, Maryland 21044-3456
                                 (410) 992-6378
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 Preopening Date    Rent Commencement Date    Opening Date    Termination Date
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                   Earlier of January 1, 1998                 January 14, 2006
                   or date open for business
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RENEWAL OPTION:
EARLY TERMINATION OPTION:
FINANCIAL INFORMATION:
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Security Deposit:              -0-
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Base Rent:                                    Years 1-8
            Monthly:                          $1,950.00
            Annual:                          $23,400.00
            Square Feet                          $50.00
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Percentage Rent:      Break Point:          $260,002.08
                       Percentage:              9%
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Common Area Maintenance: - LL Operating x (468 --LL Leased floor area)
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Food  Court  Maintenance:  * Food  Court  Proportionate  Share:  1/2 Food  Court
Expenses x (T's Gross Sales / Total gross Sales of food Court Tenants) / 1/2 Food Court Expenses x 468 / Total Leased Floor Area of Food Court Premises)
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Marketing/Advertising/Promotional Fees/Merchant's Association:
o    Merchant's Association Contribution Rate: ($3.25 x 468) / 12 monthly.
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Utility Service Charge: HVAC Equipment Contribution Rate:($1.25x468)/12 monthly;
o T responsible for all charges for water, sewer, electricity, gas, phone or other utilities consumed on premises;
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Construction Allowance/Rent Concession:
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Other Pass-Through Charges:-Sprinkler Contribution Rate: ($.25 x 468/12 monthly.
o T's  Taxes; oT's Proportional Taxes: Estimated and billed monthly by LL;
o T's Insurance;
o T's Proportionate Taxes; Costs x (468 / LL Floor Area) / 12 monthly.
o Construction Deposit: $3,00;           *Trash Removal Service
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Department  Store:  ABR and  Breakpoint  increase 10% if either of the following occur: Anchor store expansion2 or expansion of at least 50,000 sq. ft. or expansion or Renovation to the sum of $20.00 sq ft. shall only occur once.
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RADIUS RESTRICTIONS:  T shall not operate another store under same Trade Name or variation thereof, within five (5) miles. This restriction is further limited to
food   court   style   versions,    and   not   full   service   dinner   style.

ASSIGNMENT/SUBLETTING:  Conformed

GUARANTOR:  Eat at Joe's LTD.,  1415 Route 70 East,  Suite 412,  Cherry Hill, NJ
08034

GUARANTOR LIMITATIONS: Limited to T's performance of the terms and conditions of the Lease Agreement accruing during the first two (2) rental years, plus costs and collection of attorney's fees.

1 Adjusted annually in same proportion as CPI from previous year
2 Specifically excludes Sears expansion.